PACE® Select Advisors Trust

May 30, 2019

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2018, as supplemented.

Includes:

–  PACE® Global Fixed Income Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding non-principal risks for PACE Global Fixed Income Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "Additional information about investment objectives, principal risks and investment strategies" and sub-captioned "Additional (non-principal) risks" on page 119 of the Multi-Class Prospectus and page 122 of the Class P Prospectus is revised by inserting the following as the third, fourth and fifth paragraphs of that section:

Chinese Bonds Traded Through Bond Connect (PACE Global Fixed Income Investments). The fund may invest in bonds issued by the Chinese government and certain other PRC-based entities traded on the China interbank bond market through the Bond Connect program (the "Bond Connect Program"). The Bond Connect Program is a mutual market access arrangement between Hong Kong and the PRC that, among other things, enables investors from outside the PRC to trade certain debt securities in the PRC's bond markets.

Investments made through the Bond Connect Program are subject to order, clearance and settlement procedures that are relatively untested and the Bond Connect Program is only available on days when markets in both the PRC and Hong Kong are open. Securities purchased through the Bond Connect Program will be held via a book entry omnibus account with the local clearinghouse and the fund's ownership interest in such securities will only be reflected on the books of its Hong Kong sub-custodians, exposing the fund to the risk of settlement delays, the risk of counterparty default of the Hong Kong sub-custodian and the risk that the fund may have a limited ability to enforce rights as a bondholder. Transactions through the Bond Connect Program are settled in Chinese Renminbi ("RMB") and investors must have timely access to a reliable supply of RMB in Hong Kong to effect such transactions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through the Bond Connect Program. Investments in securities made through the Bond Connect Program are generally subject to PRC law, securities regulations, listing rules, policies and other restrictions. Changes in such laws, regulations, rules or policies in relation to the Bond Connect Program or the PRC bond markets generally may restrict or otherwise affect the fund's investments or returns. The Bond Connect program is relatively new and may

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be subject to further interpretation and guidance and future developments may restrict or otherwise affect the fund's investments or returns. The necessary trading, settlement and information technology systems for the Bond Connect Program are also relatively new and are continuing to evolve. These risks may be heightened by the underdeveloped state of the PRC's investment and banking systems in general.

There are special risks associated with investments in China, including exposure to currency fluctuations, limited access to securities, potentially widespread trading halts on Chinese-listed issuers, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. Certain securities issued by companies located or operating in China are subject to trading restrictions, and quota limitations. Additionally, developing countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund.

The section captioned "The funds' investments, related risks and limitations" beginning on page 15 of the SAI is revised by inserting the following as the thirteenth sub-section of that section (just after the sub-section captioned "China A-shares (PACE International Emerging Markets Equity Investments)"):

China Bond Connect (PACE Global Fixed Income Investments). The fund's investments in bonds issued by the Chinese government and certain other PRC-based entities traded on the China interbank bond market through the Bond Connect program (the "Bond Connect Program") are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. The Bond Connect Program is only available on days when markets in both the PRC and Hong Kong are open. The PRC markets may be open at a time when the Bond Connect Program is not trading, with the result that prices of investments purchased through the Bond Connect Program may fluctuate at times when the fund is unable to add to or exit its position. Securities purchased through the Bond Connect Program will be held on behalf of ultimate investors (such as the fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. ("CDCC") or the Shanghai Clearing House ("SCH"), each a PRC-based custodian. The fund's ownership interest will only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects the fund to various risks, such as the risk of settlement delays, the risk of counterparty default of the Hong Kong sub-custodian and the risk that the fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in the securities purchased through the Bond Connect Program, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As a result, the fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Transactions through the Bond Connect Program are settled in Chinese Renminbi ("RMB") and investors must have timely access to a reliable supply of RMB in Hong Kong to effect such transactions, which cannot be guaranteed. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market's laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, the fund's investments in securities through the Bond Connect Program are generally subject to PRC law, securities regulations, listing rules, policies and other restrictions. Changes in such laws, regulations, rules or policies in relation to the Bond Connect Program or the PRC bond markets generally may restrict or otherwise affect the fund's investments or returns. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through Bond Connect.

The Bond Connect program is relatively new and may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the fund's investments or returns. There can be no assurance that further regulations will not affect the availability of securities in the Bond Connect Program, the frequency of redemptions or other limitations. Because the Bond Connect Program is in its early stages, the actual effect on the market for trading in the underlying securities with the introduction of large numbers of foreign investors is currently unknown. The necessary trading, settlement and information technology systems for the Bond Connect Program are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on the fund's performance. These risks may be heightened by the underdeveloped state of the PRC's investment and banking systems in general.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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